                                                                   EXHIBIT 10.38

                 AMENDMENT NO. 1 TO IFN-G DISTRIBUTION AGREEMENT


                This AMENDMENT NO. 1 ("Amendment") is entered into as of this the 4th day of April, 2000, by and between AMARILLO BIOSCIENCES, INC., a Texas corporation with its principal place of business at 800 West 9th, Amarillo, Texas 79101 ("ABI"), and HAYASHIBARA BIOCHEMICAL LABORATORIES, INC. with its principal place of business at 2-3, Shimoishii 1-chome, Okayama 700, Japan ("HBL") (ABI and HBL being hereinafter collectively referred to as the "Parties").

                WHEREAS, the Parties have heretofore entered into that certain Distribution Agreement: IFN-G: Human, Oral; Other Species, All Routes, dated September 17, 1997 (the "Distribution Agreement"); and further

                WHEREAS, the Parties desire to herewith amend the Distribution Agreement as herein set forth;

                THEREFORE, in consideration of these presents and for other good and adequate consideration the receipt and sufficiency of which are evidenced by the execution hereof, the Parties hereby agree as follows:

                Section 1 of the Distribution Agreement is hereby amended to read in its entirety as follows:

                "SECTION 1. RIGHT TO DISTRIBUTE. HBL hereby grants to ABI the exclusive right to distribute product containing HBL IFN-g for inhalation and/or oral use in human species and use by all routes of administration in non-human species worldwide, except Japan."

                In addition, the first sentence of Section 4, "Term", is hereby amended to read in its entirety as follows:

                "Unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of thirteen (13) years from the date of this Agreement."

                No amendments or changes other than the foregoing are made to the Distribution Agreement. The Distribution Agreement, as hereby amended, continues in full force and effect according to its terms.

                IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in duplicate by their duly authorized representatives as of the date first above written.

ABI:                                HBL:

AMARILLO BIOSCIENCES, INC.          HAYASHIBARA BIOCHEMICAL
                                    LABORATORIES,  INC.

By:  //signature on file//          By:  //signature on file//
   -----------------------             -----------------------
   Dr. Joseph M. Cummins               Mr. Ken Hayashibara
   President                           President


                                       1